SCHEDULE 14A INFORMATION
                    PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
Filed by the Registrant [X]
Filed by a party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                         ELDORADO ARTESIAN SPRINGS INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

       (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

       Payment of Filing Fee (Check the appropriate box):

   [X] No fee required.
   [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

       (1) Title of each class of securities to which transaction applies:

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       (2) Aggregate number of securities to which transaction applies:

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       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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       (4) Proposed maximum aggregate value of transaction:

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       (5) Total fee paid:

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   [ ] Fee paid previously with preliminary materials.
   [ ] Check box if any part of the fee is offset as provided by Exchange Act
       Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1) Amount Previously Paid:

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      (2) Form, Schedule or Registration Statement No.:

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      (3) Filing Party:

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      (4) Date Filed:

                         ELDORADO ARTESIAN SPRINGS, INC.
                    1783 Dogwood Street, Louisville, CO 80027
                    P.O. Box 445, Eldorado Springs, CO 80025

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          To Be Held September 19, 2005

To Our Shareholders:

     The Annual Meeting of Shareholders of Eldorado  Artesian  Springs,  Inc., a
Colorado corporation, will be held at 10:00 a.m., Mountain Daylight Time, on Monday, September 19, 2005 at 1783 Dogwood Street, Louisville, Colorado, and at any and all adjournments thereof, for the following purposes, all of which are more completely set forth in the accompanying Proxy Statement.

         1. To elect four (4) Directors to serve until the next Annual Meeting of Shareholders and until their successors are duly elected and qualified;

         2. To ratify the appointment of Ehrhardt Keefe Steiner & Hottman, P.C., independent certified public accountants for the Company for the fiscal year ended March 31, 2006.

         3. To consider and act upon such other matters as may properly come before the meeting or any adjournment thereof.

     Only shareholders of record on July 11, 2005 as fixed by action of the Board of Directors, will be entitled to notice of, and to vote at, the meeting or at any and all adjournments thereof. In order for the proposals listed above to be approved, each must be approved by the affirmative vote of holders of the majority of the shares of common stock of the Company.

         All shareholders are cordially invited to attend the Annual Meeting.

     WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, TO INSURE YOUR REPRESENTATION AND A QUORUM AT THE ANNUAL MEETING, PLEASE COMPLETE, DATE AND SIGN AND PROMPTLY MAIL YOUR PROXY IN THE RETURN ENVELOPE PROVIDED. This will not prevent you from voting in person, should you so desire, but will help assure a quorum and avoid added solicitation costs. Your Proxy may be revoked at any time before it is voted.

                                       BY ORDER OF THE BOARD OF DIRECTORS

                                       Kevin M. Sipple, Secretary

Eldorado Springs, Colorado
July 29, 2005

                         ELDORADO ARTESIAN SPRINGS, INC.
                    1783 Dogwood Street, Louisville, CO 80027
                    P.O. Box 445, Eldorado Springs, CO 80025


                                 PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD SEPTEMBER 19, 2005

                             SOLICITATION OF PROXIES

     This Proxy Statement, together with the accompanying Proxy, is furnished in connection with the Board of Directors' solicitation of Proxies for use at the Annual Meeting of Shareholders of Eldorado Artesian Springs, Inc. (the "Company"), to be held at 10:00 a.m., Mountain Daylight Time, on Monday, September 19, 2005, at 1783 Dogwood Street, Louisville, Colorado, 80027, and at any and all adjournments thereof. It is anticipated that this Proxy Statement and the accompanying Proxy Card will be mailed to the Company's shareholders on or about July 29, 2005. Any shareholder who executes and returns a Proxy may revoke it by delivering a written revocation to the offices of the Company at any time before such Proxy is voted at the meeting; by submitting a later dated Proxy; or by casting a ballot in person at the meeting.

     The cost of solicitation of Proxies, including the cost of preparing, assembling and mailing this proxy material to shareholders, will be borne by the Company. The Company may also reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for expenses incurred by them in sending proxy material to the beneficial owners of stock. Brokerage houses, custodians, nominees and fiduciaries are requested to vote directly Proxies held for their beneficial owners. In addition to solicitation by mail, certain directors, officers and regular employees of the Company may solicit Proxies by telephone. No additional remuneration will be paid for such solicitation.

                      SHARES OUTSTANDING AND VOTING RIGHTS
                      ------------------------------------

     The Company has fixed the close of business on July 11, 2005, as the record date for determining the holders of its $0.001 par value Common Stock who will be entitled to notice of and to vote at the meeting. On July 11, 2005, the Company had issued and outstanding 2,995,495 shares of the Company's $0.001 par value Common Stock. Holders of the Company's Common Stock are entitled to one vote for each share owned of record. The presence in person or by proxy of the holders of a majority of the shares outstanding and entitled to vote at the meeting shall constitute a quorum. Directors are elected by plurality vote. Meaning the four candidates that receive the greatest number of votes will be elected. Affirmative votes of the holders of the majority of the votes cast is required for the ratification of auditors and to approve any other matters to come before the meeting. Abstentions and broker non-votes, if any, will not be included in vote totals, and as such, will have no effect on any proposal.

     The accompanying proxy, unless the shareholder otherwise specifies in the proxy, will be voted (i) for the election of each of the four nominees named herein for the office of director, (ii) for the selection of Ehrhardt Keefe Steiner & Hottman, P.C., independent public accountants, as the auditors of the Company for the fiscal year ending March 31, 2006; and (iii) at the discretion of the proxy holders, on any other matter that may property come before the meeting or any adjournment thereof.

     Where shareholders have appropriately specified how their proxies are to be voted, they will be voted in accordance with such instructions. If any other matter of business is properly brought before the meeting, the proxy holders may vote the proxies on such matters at their discretion. The directors do not know of any such other matter or business.

                              ELECTION OF DIRECTORS
                              ---------------------
                                 (Proxy Item #1)

     The Board of Directors recommends the election as Directors of the four nominees listed below, to hold office until the next Annual Meeting of Shareholders or until their successors are elected and qualified or until their earlier death, resignation or removal.

     The enclosed Proxy provides that each shareholder may specify that his or her shares be voted "FOR" the election of the four nominees named herein as Directors with provision to "withhold authority" as to any individual Director. At the Annual Meeting, the shares represented by the Proxies will be voted in accordance with shareholder instructions, and, if no instructions are given, for the election of the four nominees. In the event any nominee is unable or declines to serve, which the Board does not anticipate, it is intended that such Proxies will be voted for the election of the remaining nominees and for substitute nominees, if any, recommended by the Board of Directors.

          THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR
                EACH OF ITS NOMINEES FOR THE BOARD OF DIRECTORS

     The following table sets forth the name and age of each nominee for Director, indicating all positions and offices with the Company presently held by him, and the period during which he has served as such:

                                       All Positions and                 Period Served
                                       Offices Held With                 as Director
       Name                Age         The Company                       of the Company
       ----                ---         -----------                       --------------
Douglas A. Larson *        50          President and Director            1986 to Present

Kevin M. Sipple            49          Vice President, Secretary         1986 to Present
                                       and Director

Jeremy S. Martin           50          Vice President and Director       1986 to present

George J. Schmitt *        73          Director                          1998 to present

-------------------------------------------------
* Audit Committee member

     The principal occupation and business experience of each nominee for Director are set forth below.

     Douglas A. Larson was a co-founder of Eldorado Artesian Springs, Inc. in 1983 and has been President of Eldorado since 1991. Mr. Larson's responsibilities include corporate strategy and administration of all operating activities at Eldorado. Before his association with Eldorado, Mr. Larson worked as a stock broker with Richey-Frankel and Co. from 1981 to 1983 and with B.J. Leonard, Inc. from 1980 to 1981. Mr. Larson holds a Bachelor of Science Degree in Business Finance from the University of Colorado.

     Kevin M. Sipple was a co-founder of Eldorado Artesian Springs, Inc. in 1983 and has served as Vice President and Secretary of Eldorado since 1991. Mr.
Sipple's responsibilities quality control, testing, source protection. Mr. Sipple is a licensed Water Plant operator and manages the utility productions. Before his association with Eldorado, Mr. Sipple worked for King Soopers, Inc. from 1972 to 1983, serving in a variety of positions including inventory ordering and control. Mr. Sipple attended the University of Colorado from 1973 to 1977.

     Jeremy S. Martin was a co-founder of Eldorado Artesian Springs, Inc. in 1983 and has served as Vice President since 1985. Mr. Martin's responsibilities include management of the 5 gallon sales and service business. In addition, he is also responsible for special event promotions and public relations. Before his association with Eldorado, Mr. Martin was an independent distributor for Sunasu International, a nutritional products manufacturer. Mr. Martin holds a Bachelor of Science Degree in Business from the University of Colorado.

     George J. Schmitt has been a director of the Company since 1998. Mr. Schmitt has over forty years of experience in the bottled water business. From 1968 to 1996, Mr. Schmitt was CEO and President of Hinckley & Schmitt Bottled Water Group. He built an old family business from a small local company in Chicago, Illinois with revenues of less than one million dollar to a two hundred million dollar profitable industry leader. Mr. Schmitt was a founding member of the American Bottled Water Association, now called the International Bottled Water Association, in 1959 and was inducted into the Industry Hall of Fame in 1991. Mr. Schmitt is a director of Eureka Bottled Water Co. and National Fuel Corporation. Mr. Schmitt holds a Bachelor of Arts degree from Dartmouth.

     Directors are elected at each annual meeting of stockholders and serve until the next annual meeting. Executive officers are elected at each annual meeting of the Board of Directors.

     During the  fiscal  year  ended  March 31,  2005,  the  Company's  Board of
Directors held four formal, in-person meetings. All directors were in attendance. There is no family relationship between any Director or nominee for Director of the Company and any other Director, nominee or Executive Officer of the Company.

     Directors of the Company are required to attend annual meetings either in person or via conference call. All four directors were in attendance at the annual meeting held July 19, 2004.

Committee of the Board of Directors

     The Board of Directors has an Audit Committee comprised of Messrs. Larson and Schmitt. Among other functions, the Audit Committee makes recommendations to the Board of Directors regarding the selection of independent auditors, reviews the results and scope of the annual audit and other services provided by the Company's independent auditors, reviews the Company's financial statements, reviews and evaluates the Company's internal control functions, and is available to the independent auditors for consultation purposes. The Board of Directors has determined that Mr. Schmitt is an "audit committee financial expert" as defined in SEC rules. Mr. Schmitt is an "independent director" as defined in

NASD Marketplace Rule 4200 (a)(15). Mr. Larson is not an "independent director" under that definition. The Audit Committee met one time in the fiscal year ended March 31, 2005.

     The Board of Directors does not have any other committees. The Board believes that, considering the size of the Company and the Board of Directors, decisions relating to nominations for election to the Board can be made on a case-by-case basis and without the formality of a nominating committee by all members of the board.

     The Board of Directors does not have an express policy with regard to the consideration of any director candidates recommended by shareholders since the Board believes that it can adequately evaluate any such nominees on a case-by-case basis. The Board will consider director candidates proposed in accordance with the procedures set forth below under "Shareholder Proposals for 2006 Annual Meeting," and will evaluate shareholder-recommended candidates under the same criteria as internally generated candidates. Although the Board does not currently have formal minimum criteria for nominees, substantial relevant business and industry experience would generally be considered important qualifying criteria, as would the ability to attend and prepare for board, committee and shareholder meetings. Any candidate must state in advance his or her willingness and interest in serving on the Board.

Audit Committee Report

     The audit committee oversees the Company's financial process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the committee reviewed the audited financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgements, and the clarity of disclosures in the financial statements. The Board has adopted a written Charter of the Audit Committee (See Appendix A).

     The committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgements as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the committee under generally accepted auditing standards, including Statements on Auditing Standards Nos. 61, 89 and 90. In addition, the committee has discussed with the independent auditors the auditors' independence from management and the Company including the matters in the written disclosures and the letter from the independent auditors required by the Independence Standards Board, Standard No. 1.

     The committee discussed with the Company's independent auditors the overall scope and plans for their audit. The committee meets with the independent auditors to discuss the results of their examination, their evaluation of the Company's internal controls, and the overall quality of the Company's financial reporting.

     In reliance on the reviews and discussions referred to above, the audit committee recommended to the board, and the board has approved, that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended March 31, 2005, for filing with the Securities and Exchange Commission.

Compliance with Section 16(a)

     Section 16(a) of the Exchange Act requires the Company's directors and executive officers and beneficial owners of more than 10% of the Company's outstanding common stock (collectively, "Insiders") to file reports with the SEC disclosing direct and indirect ownership of the Company's common stock and changes in such ownership. The rules of the SEC require Insiders to provide the Company with copies of all Section 16(a) reports filed with the SEC. Based solely upon a review of copies of Section 16(a) reports received, the Company believes Insiders have complied with all Section 16(a) filing requirements applicable since April 1, 2004, except that Capital Merchant Bank, LLC, a beneficial owner of more than 10% of the Company's outstanding common stock, has not filed a Form 3 reporting its acquisition of such beneficial ownership or a From 4 reporting the grant of warrants to Capital Merchant Bank to purchase shares of the Company's common stock.

Compensation of Outside Directors

     Each outside director receives compensation totaling $1,000 for each annual or special meeting of the board he attends in person or by qualified electronic means. In addition, each outside director will receive compensation totaling $500 for each committee meeting he attends in person or by electronic means. In addition, if the Company engages an outside director as an independent consultant, for such duties and responsibilities as the president determines, the outside director will be compensated at the rate of $150 per hour, plus nominal travel expenses as agreed upon if needed. During the fiscal year ended March 31, 2005, Mr. Schmitt received $18,275 for consulting.

                               EXECUTIVE OFFICERS

    The following table sets forth information about the executive officers of the Company.

        Name                Age   Position(s)                 Tenure as Officer
        ----                ---   -----------                 -----------------
  Douglas A. Larson         50    President                    1986 to present
  Kevin M. Sipple           49    Vice President, Secretary    1986 to present
  Jeremy S. Martin          50    Vice President               1986 to present
  Robert E. Weidler         59    Vice President               1998 to present
  Cathleen M. Shoenfeld     36    Chief Financial Officer      1998 to present
  Kate Janssen              33    Vice President               2002 to present

     Biographical information about Messrs. Larson, Sipple and Martin can be found in the section entitled Election of Directors above.

     Robert E. Weidler joined Eldorado in 1990 and has served as Production Manager from 1991 to 1998. Currently, Mr. Weidler is Vice President and his responsibilities include inventory management, daily operations for finished goods and conforming to safety and health department standards and other governmental requirements. Mr. Weidler holds a Bachelor of Science Degree in Sociology from Michigan State University.

     Cathleen M. Shoenfeld joined Eldorado in 1990 and has served as Assistant Treasurer from 1991 to 1998. Currently, Ms. Shoenfeld is Chief Financial Officer and her responsibilities include the procurement of financing for growth of operations of Eldorado as well as overseeing the accounting functions for Eldorado, including the annual audit and corporate reporting. Ms. Shoenfeld holds a Bachelor of Science Degree in Economics and a Masters of Business Administration from the University of Colorado.

     Kate Janssen joined Eldorado in 1995 and has served as Director of Sales and Service. Currently, Ms. Janssen is Vice President in charge of Sales and her responsibilities include management of the sales and service sector of the business. Ms. Janssen holds a Bachelor of Fine Arts Degree from the University of Colorado.

                             EXECUTIVE COMPENSATION

     The following table sets forth the compensation of Eldorado's President, Douglas A. Larson, and Vice Presidents Kevin Sipple and Jeremy Martin, for the fiscal year ended March 31, 2005. No other executive officer receives annual compensation in excess of $100,000 per year.

                           SUMMARY COMPENSATION TABLE

                                    Annual Compensation             Long-Term
                                                                   Compensation
                                                                      Awards
                                                               Restricted
                                                                 Stock      Options      All Other
Name and                              Salary        Bonus        Awards      /SARs      Compensation(1)
Principal Position         Year        ($)           ($)          ($)         (#)           ($)
--------------------       ----       ------        -----      ----------   -------     ------------
Douglas A. Larson          2005      $117,254         -            -           -          $19,053
                           2004      $112,688         -                                   $19,643
                           2003      $112,087      $7,820                                 $14,490

Kevin Sipple               2005     $118,033          -            -           -          $12,818
                           2004      $113,353         -                                   $12,330
                           2003      $112,007      $7,818                                 $ 9,144

Jeremy Martin              2005      $118,475         -            -           -          $13,427
                           2004      $113,652         -                                   $13,323
                           2003      $112,072      $7,879                                 $12,591

(1) Other annual compensation includes annual health care premiums, a 3% match for all contributions to the 401(k) plan and a car allowance.

Stock Option Plan

     On September 10, 1997 Eldorado adopted a Stock Option Plan which reserves 875,000 shares for the grant of non-qualified stock options ("Non-Qualified Options"), and incentive stock options ("Incentive Options"). The Plan is administered by the Board of Directors. All salaried officers and key employees of Eldorado and any subsidiaries are eligible to receive options under the Plan. The Plan will terminate by its terms on September 10, 2007, and may be terminated at any time by the exercise of all outstanding options.

     Options granted may be exercisable for up to ten years. If any options granted under the Plan expire, terminate or are canceled for any reason without having been exercised in full, the corresponding number of unpurchased shares reserved for issuance upon exercise thereof will again be available for the purposes of the Plan. The purchase price of the Common Stock under each option shall not be less than the fair market value of the Common Stock on the date on which the option is granted. The option price is payable either in cash, by the delivery of shares of Eldorado's common stock, or a combination of cash and shares.

     Options will be exercisable immediately, after a period of time or in installments. Options will terminate not later than the expiration of ten years from the date of grant, subject to earlier termination due to termination of service. Except under certain circumstances where termination of service is due to retirement or death, in which event options may be exercised for an additional period of time following such termination of service, the option may be exercised only while the optionee remains in the employ of Eldorado or one of its subsidiaries.

     As of March 31, 2005, 391,500 options were outstanding, of which 362,500 are fully vested. All of the options were granted at an option price representing 100% of the fair market value on the date of the grant as determined by the Board of Directors.

401(k) Plan

     Eldorado has adopted a 401(k) plan for employees. Employees become eligible to participate in the plan once they have completed one year of service and have reached 21 years of age. Approximately 35 employees were eligible to participate in the 401(k) plan as of March 31, 2005. Contributions by the Company and the employees vest immediately. Eldorado matches 100% of employee contributions, up to 3% of employee gross pay. The Company matched approximately $48,000 during the year ended March 31, (2005.)

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth, as of March 31, 2005, the number and percentage of the Company's shares of $0.001 par value Common Stock owned of record and beneficially by each person owning more than five percent (5%) of such Common Stock and by all individual Officers and Directors and by all Officers and Directors as a group.

                                               Shares          Percent
                                            Beneficially          Of
Name and Address of Beneficial Owners          Owned            Class
--------------------------------------      ------------       -------
Kevin M. Sipple                               763,674            25.5%
43 Fowler Lane
Eldorado Springs, CO 80025

Douglas A. Larson                             782,005 (1)       25.5%
12 Baldwin Circle
Eldorado Springs, CO 80025

Jeremy S. Martin                              771,060           25.8%
2707 Fourth Street
Boulder, CO 80302

Capital Merchant Bank, LLC                    350,000 (3)       10.5%
204 E. Witchwood Lane
Lake Bluff, IL 60044

All Officers and Directors as a Group       2,937,739           80.8%
(six persons) (2)

(1) Mr. Larson's shares include options to purchase 20,000 shares held by his spouse.
(2) The shares owned by all officers and directors as a group include options to purchase a total of 291,000 shares, of which 100,000 are held by Ms. Shoenfeld, 100,000 by Mr. Weidler, 71,000 by Ms. Janssen and 20,000 by Mr. Larson's spouse.
(3) Shares owned by Capital Merchant Bank, LLC are shares underlying warrants, exercisable for $3.00 per share. The warrants expire on January 4, 2008.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     In August 2001, the Company entered into an agreement to sell certain parcels of real estate to two Company officers for a total of $900,000. The Company received cash from the sale of $500,000. The Company also provided 60 month carry back financing of $400,000 with interest at 7.5% due annually that has been recorded as notes receivable related party. The collateral on the notes receivable included a junior deed of trust on the properties and shares of common stock. During the year ended March 31, 2003, the Board of Directors determined that 250,000 shares of common stock of the Company was sufficient collateral and released the junior deed of trust on the properties. The note receivables include $108,356 of accrued interest at March 31, 2005.

     The Company recognized a gain on the real estate sales of $519,937 and deferred an additional $357,544 of gain as required by the terms of the carry back note. In July 2001, when the Board of Directors authorized the aforementioned real estate transactions, the Company also authorized the sale of certain real estate at the then fair value to Mr. Martin, another officer of the Company. Because of county land approval processes and associated delays, the officer's option to purchase the real estate has been extended through September 26, (2007.)

     On January 4, 2005, the Company entered into a Management Consulting and Finders Agreement with Capital Merchant Bank, LLC. Under the terms of the Agreement, Capital Merchant Bank agreed to provide certain consulting services to assist the Company in its business development efforts.

     Pursuant to the terms of the Agreement, the Company has made an initial payment of $25,000 to Capital Merchant Bank, and will be obligated to pay an additional $175,000 upon completion of a qualified financing. Thereafter, the Company will be obligated to pay to Capital Merchant Bank a fee of $600,000 payable in installments every six months, unless the Agreement is terminated by either party. Termination of the Agreement requires 60 days' written notice to the party not terminating the Agreement. The Company also issued to Capital Merchant Bank a Warrant to purchase up to 1,000,000 shares of the Company's common stock, subject to completion of a qualified financing and continuation of the Agreement, for an exercise price of $3.00 per share.


                              APPROVAL OF AUDITORS
                                 (Proxy Item #2)

     The Board of Directors, through its audit committee, has appointed Ehrhardt Keefe Steiner & Hottman, P.C. to serve as the Company's independent auditors for the current fiscal year, subject to the approval of the shareholders. The firm has audited the financial records of the Company for the fiscal years ending March 31, 2005 and 2004 and is considered well qualified.

     The Company's independent public accountants for the fiscal year ended March 31, 2005 are Ehrhardt Keefe Steiner & Hottman, P.C. and are expected to be present at the Annual Meeting, to have the opportunity to make a statement if they desire and are expected to be available to respond to appropriate questions.


     THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF THE APPOINTMENT OF EHRHARDT KEEFE STEINER & HOTTMAN, P.C. TO SERVE AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE CURRENT FISCAL YEAR.

Audit Fees

     Ehrhardt, Keefe, Steiner and Hottman, PC fees for the Company's 2005 and 2004 annual audits and reviews of the Company's quarterly financial statements or services that are normally provided by the accountant in connection with statutory or regulatory filings or engagements were approximately $43,000 and $37,000 respectively.

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Audit Related Fees

     Ehrhardt, Keefe, Steiner & Hottman, P.C. did not render any audit related services related to the Company in 2005 and 2004.

Tax Fees

     Ehrhardt, Keefe, Steiner and Hottman, PC fees for tax preparation services to the Company for 2005 and 2004 were approximately $3,500 for both fiscal years.

All Other Fees

     Ehrhardt, Keefe, Steiner and Hottman, PC did not provide additional services to the Company in 2005 and (2004.)

                     ANNUAL REPORT AND FINANCIAL STATEMENTS

     The Annual Report to Shareholders, which includes the financial statements for the fiscal year ended March 31, 2005, is not incorporated in the Proxy Statement and is not to be considered part of the proxy soliciting material. THE COMPANY WILL FURNISH, WITHOUT CHARGE, A COPY OF THE 10-KSB FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934 TO ANY SECURITY HOLDER REQUESTING SUCH COPY IN WRITING TO THE CHIEF FINANCIAL OFFICER, ELDORADO ARTESIAN SPRINGS, INC., P.O. BOX 445, ELDORADO SPRINGS, COLORADO 80025.


                                  MISCELLANEOUS

     All information contained in this Proxy Statement relating to the occupations, affiliations and securities holdings of directors and officers of the Company and their relationship and transactions with the Company is based on information received from the individual directors and officers. All information relating to any beneficial owner of more than 5% of the Company's common stock is based on information contained in reports filed by such owner with the Securities and Exchange Commission.


Matters to be Presented:

     As of the date of this Proxy Statement, Management does not know of any other matters to be presented at the Annual Meeting other than those set forth herein. However, if any other matters properly come before the Meeting, the accompanying Proxy will be voted in accordance with the best judgment of the Proxy holders.

Shareholder Communications with Directors:

     Shareholders and other interested parties wishing to contact any member (or all members) of the Board of Directors or the audit committee of the Board may do so by mail, addressed, either by name or title, to the Board of Directors or to any such individual director or the audit committee, and all such

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correspondence should be sent to the Company's principal office.  Administrative staff of the Company may review any such communications to ensure that inappropriate material is not forwarded to the Board of Directors or to any individual director. The Board of Directors intends to continuously evaluate its communication process with the Company's shareholders, and may adopt additional procedures to facilitate shareholder communications with the Company's Board, consistent with standards of professionalism and the Company's administrative resources.

Shareholder Proposals for 2006 Annual Meeting:

     The Board of Directors will make provision for presentation of shareholder proposals at the 2006 Annual Meeting of Shareholders if such proposals are submitted by eligible shareholders who have complied as to the substance of the proposal with the relevant regulations of the Securities Exchange Act. Proposals for inclusion in the Company's Proxy Statement must be delivered to the Company's offices not later than March 29, 2006 so that proxy materials may be prepared on a timely basis.

     Shareholder proposals that will not be included in the Company's Proxy Statement for the 2006 Annual Meeting in accordance with Rule 14a-8 of the Securities Exchange Act will be considered untimely if notice of the proposal is received by the Company after June 12, 2006. The proxy card solicited by the Board of Directors may grant discretionary voting authority with respect to proposals not included in the Proxy Statement unless the Company receives notice of such proposals by June 12, 2006 and the conditions set forth in Rule 14a-4(c)(2)(i)-(iii) under the Securities Exchange Act are met.


                                         BY ORDER OF THE BOARD OF DIRECTORS
                                         Douglas A. Larson, President

July 29, 2005

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                                    Exhibit A

                         ELDORADO ARTESIAN SPRINGS, INC.

                             AUDIT COMMITTEE CHARTER

I. PURPOSE

     The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing the financial reports and other financial information provided by the Corporation to any governmental body, including but not limited to the Securities and Exchange Commission or the public; the Corporations systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established; and the Corporations auditing, accounting and financial reporting processes. Consistent with this function, the Audit Committee should encourage continuous improvement of, and should foster adherence to, the Corporations policies, procedures and practices at all levels. The Audit Committees primary duties and responsibilities are to:

     o    Serve  as  an   independent   and  objective   party  to  monitor  the
          Corporations financial reporting process and internal control system.

     o Review and appraise the audit efforts of the Corporations independent accountants and internal auditing department.

     o    Provide  an  open  avenue  of  communication   among  the  independent
          accountants, financial and senior management, the internal auditing department, and the Board of Directors.

     The Audit Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section IV of this Charter.

II. COMPOSITION

     The Audit Committee shall be comprised of directors as determined by the Board, with an independent director(s), free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee.

     Independent Directors - A director will not be considered independent if, among other things, he or she:

     o has been employed by the Corporation or its affiliates in the current or past three years;

     o has accepted any compensation from the Corporation or its affiliates in excess of $60,000 during the previous fiscal year (except for board service, retirement plan benefits or non-discretionary compensation);

     o is an immediate family member who is, or has been in the past three years, employed by the Corporation or its affiliates as an executive officer;

     o has been a partner, controlling shareholder or an executive officer for any for-profit business to which the Corporation made, or from which it received, payments (other than those which arise solely from investments in the corporations securities) that exceed five percent of the Corporations consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three years; or

     o has been employed as an executive officer of another entity where any of the Corporations executives serve on that entity's compensation committee.

     All Independent Directors must be able to read and understand fundamental financial statements, including the Corporations balance sheet, income statement and cash flow statement. At least one Independent Director must have past employment experience in finance or accounting, requisite professional certification in accounting or comparable experience or background, including a current or past position as chief executive or financial officer or other senior officer with financial oversight responsibilities.

     The Chair of the Audit Committee must have the requisite financial or accounting experience set forth above. Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Corporation or an outside consultant.

     The members of the Committee shall be elected by the Board at the annual organizational meeting of the Board or until their successors shall be duly elected and qualified. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

         To fulfill its responsibilities, the Committee must:

     1. Periodically self-assess the financial literacy and other skills of Committee members against those skills that are needed to fulfill the Committees rules and responsibility.

     2. Periodically solicit feedback on the skill requirements and skill gaps of the Audit Committee from the Board of Directors, management and auditors.

III.   MEETINGS

     The Committee shall meet at least one time annually, or more frequently as circumstances dictate. As part of its job to foster open communication, the Committee should meet at least annually with management, the Chief Financial Officer and the independent public accountant in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately. In addition, the Committee or at least its Chair should meet with the independent public accountants and management quarterly to review the Corporations financials consistent with IV.5 below.

IV.    RESPONSIBILITIES AND DUTIES

     To fulfil its responsibilities and duties the Audit Committee shall:


Documents/Reports Review

     1. Review and update this Charter periodically, at least annually, as conditions dictate.

     2. Review the organizations annual and quarterly financial statements and any reports or other financial information submitted to any governmental body, or the public, including any certification, report, opinion, or review rendered by the independent accountants.

     3. Review the regular internal reports to management prepared by the internal auditing response.

     4. Review the Audit Committee report to be included in the proxy statement.

     5. Review with financial management and the independent accountants the 10-QSB reports and 10-KSB report prior to its filing and prior to the release of earnings. The Chair of the Committee may represent the entire Committee for purposes of this review.

     6. Set guidelines for development of an Annual Audit Committee Plan which is responsive to the primary Audit Committee responsibilities, and for the review and approval of the Plan by the full Board.

Independent Accountants
-----------------------

     1. Recommend to the Board of Directors the selection of the independent accountants, considering independence and effectiveness and approve the fees and other compensation to be paid to the independent accounts.

     2. Review the performance of the independent accountants and approve any proposed discharge of the independent accountants when circumstances warrant.

     3. Periodically consult with the independent accountants in the presence of management about internal controls and fullness and accuracy of the organizations financial statements.

     4. Require the independent public accountant to submit a formal written statement regarding relationships and services which may affect objectivity and independence, for discussing any relevant matters with the independent public accountants, and for recommending that the full Board take appropriate action to address the independence of the auditor.

Financial Reporting Processes
-----------------------------

          1.   In  consideration  with  the  independent   accountants  and  the
               internal auditors, review the integrity of the organizations financial reporting processes, both internal and external.

          2. Consider the independent accountants judgments about the quality and appropriateness of the Corporations accounting principles as applied in its financial reporting.

          3. Consider and approve, if appropriate, major changes to the Corporations auditing and accounting principles and practices as suggested by the independent accountants, management or the internal auditing department.

          4. The independent public accountant is ultimately accountable to the Board of Directors and the Audit Committee.

Process Improvement
-------------------

          1. Establish regular and separate system of reporting to the Audit Committee by each of management and the independent accountants regarding any significant judgments made in management's preparation of the financial statements and the view of each as to appropriateness of such judgments.

          2. Following completion of the annual audit, review separately with each of management, the independent accountants and the internal auditing department any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

          3. Review any significant disagreement among management and the independent accountants or the internal auditing department in connection what the preparation of the financial statements.

          4. Review with the independent accountants and the internal auditing department and management the extent to which changes or improvements in financial or accounting practices as approved by the Audit Committee, have been implemented. (This review should be conducted at an appropriate time subsequent to implementation of changes or improvements, as decided by the Committee.)

Ethical and Legal Compliance
----------------------------

          1. Establish, review and update periodically a Code of Ethical Conduct and ensure that management has established a system to enforce this Code.

          2. Review management's monitoring of the Corporations compliance with the organizations Ethical Code, and ensure that management has the proper review system in place to ensure that Corporations financial statements, reports and other financial information disseminated to governmental organization, and the public satisfy legal requirements.

          3. Review activities, organizational structure, and qualification of the internal audit department.

          4. Review, with the Corporations counsel, legal compliance matters including corporate securities trading policies and general regulatory oversight.

          5. Review, with the Corporations counsel, any legal matter that could have significant impact on the organizations financial statements.

          6.   Perform  any  activities   consistent  with  this  Charter,   the
               Corporations Bylaws and governing law, as the Committee or the Board deems necessary or appropriate.

          7. Review and assess conflicts of interest and related party transactions.

                                   PROXY CARD

                         ELDORADO ARTESIAN SPRINGS, INC.

               SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL
              MEETING OF SHAREHOLDERS TO BE HELD SEPTEMBER 19, 2005

         The undersigned hereby constitutes, appoints and authorizes Douglas A. Larson or Kevin M. Sipple, and each of them, the true and lawful attorneys and Proxies of the undersigned with full power of substitution and appointment, for and in the name, place and stead of the undersigned to act for and vote as designated below, all of the undersigned's shares of the $0.001 par value common stock of Eldorado Artesian Springs, Inc., a Colorado corporation, at the Annual Meeting of Shareholders to be held at 1783 Dogwood Street, Louisville, Colorado at 10:00 a.m., Mountain Daylight Time, on September 19, 2005 and at any and all adjournments thereof, for the following purposes:

     1. To elect four (4) Directors to serve until the next Annual Meeting of Shareholder or until their successors are duly elected and qualified:

               For all nominees listed below (except as marked to the contrary):
               Douglas A. Larson          Jeremy S. Martin
               Kevin M. Sipple            George J. Schmitt

     (INSTRUCTION: To withhold authority to vote for any individual nominee, draw a line through or otherwise strike out his or her name. If authority to vote for the election of any nominee is not withheld, the execution of this Proxy shall be deemed to grant such authority.)


     2. To ratify the appointment of Ehrhardt Keefe Steiner & Hottman, P.C. as independent certified public accountants for the Company for the fiscal year ended March 31, 2006.

          [ ] FOR               [ ] AGAINST             [ ] ABSTAIN

     3. To transact such other business as may properly come before the meeting, or any adjournment thereof.

          [ ] FOR               [ ] AGAINST             [ ] ABSTAIN

     The undersigned hereby revokes any Proxies as to said shares heretofore given by the undersigned, and ratifies and confirms all that said attorneys and Proxies may lawfully do by virtue hereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3. THIS PROXY CONFERS DISCRETIONARY AUTHORITY IN RESPECT TO MATTERS NOT KNOWN OR DETERMINED AT THE TIME OF THE MAILING OF THE NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS TO THE UNDERSIGNED.

     The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement furnished herewith.

                                           Dated: July 29, 2005



                                           ------------------------------------
                                           Signature(s) of Shareholder(s)

     Signature(s) should agree with the name(s) shown hereof. Executors, administrators, trustees, guardians and attorneys should indicate when signing. Attorneys should submit powers of attorney.

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF ELDORADO ARTESIAN SPRINGS, INC. PLEASE SIGN AND RETURN THIS PROXY TO THE COMPANY. THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.